John Hancock Funds III

Supplement dated August 17, 2017 to the current prospectus, as may be supplemented

John Hancock Global Shareholder Yield Fund (the fund)

The following information supplements the portfolio manager information in the “Fund summary” under the heading “Portfolio management” and in the “Fund details” under the heading “Who’s who ─ Subadvisor”:

Effective close of business on October 31, 2017 (the effective date), Eric L. Sappenfield, will no longer serve as a portfolio manager of the fund. Accordingly, as of the effective date, all references to Mr. Sappenfield as a portfolio manager of the fund will be removed from the prospectus. Following the effective date, William W. Priest, CFA, CPA, John Tobin, Ph. D., CFA, Kera Van Valen, CFA and Michael A. Welhoelter, CFA, will continue as leaders of the fund’s investment management team.

You should read this Supplement in conjunction with the prospectus and retain it for future reference.

John Hancock Funds III

Supplement dated August 17, 2017 to the current Statement of Additional Information (the “SAI”), as may be supplemented

John Hancock Global Shareholder Yield Fund (the fund)

Effective close of business on October 31, 2017 (the effective date), Eric L. Sappenfield, will no longer serve as a portfolio manager of the fund. Accordingly, as of the effective date, all references to Mr. Sappenfield as a portfolio manager of the fund will be removed from the SAI. Following the effective date, William W. Priest, CFA, CPA, John Tobin, Ph. D., CFA, Kera Van Valen, CFA and Michael A. Welhoelter, CFA, will continue as leaders of the fund’s investment management team.

You should read this Supplement in conjunction with the SAI and retain it for future reference.